LIBERTY EQUITY FUND, VARIABLE SERIES
                                  (the "Fund")

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2004

The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into the Acquiring Fund listed below, subject to shareholder approval. If shareholders of the Fund approve the proposal for the reorganization of the Fund, all of the assets of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal for the reorganization of the Fund at a special meeting of shareholders to be held in February, 2005. If approved at the special meeting, the reorganization is proposed to take place in late February, 2005. Shareholders of the Fund will be mailed information detailing the proposal for the reorganization of the Fund in late December, 2004.

In connection with the proposed reorganization of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective as of the close of business on November 10, 2004. Consequently, purchase orders for shares of the Fund (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments, contributions to certain existing retirement plan accounts and purchases through wrap fee accounts) will not be accepted by the Fund after November 10, 2004.

-------------------------------------------------------------- ---------------------------------------------------------
Fund                                                           Acquiring Fund
-------------------------------------------------------------- ---------------------------------------------------------
-------------------------------------------------------------- ---------------------------------------------------------
Liberty Equity Fund, Variable Series                           Stein Roe Growth Stock Fund, Variable Series
-------------------------------------------------------------- ---------------------------------------------------------


The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and become effective, please call or write the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.

                                                               October 21, 2004

      <

                       NEWPORT TIGER FUND, VARIABLE SERIES
                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

                  (each a "Fund" and collectively, the "Funds")
                Supplement to the Prospectuses dated May 1, 2004




The Board of Trustees that oversees the above-listed Funds has decided to terminate each Fund. Upon termination all shareholder accounts will be liquidated and the assets distributed to each Fund's shareholders. The effective date of termination for the Funds will be on or about December 10, 2004.

In connection with the proposed terminations of the Funds, the Board of Trustees has suspended the sale of each Fund's shares effective as of the close of business on November 10, 2004. Consequently, purchase orders for shares of the Funds (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Dividend Diversification program, dividend reinvestments, contributions to certain existing retirement plan accounts and purchases through wrap fee accounts) will not be accepted by the Funds after November 10, 2004.


                                                               October 21, 2004